Supplement to the
Fidelity® Select Portfolios®
Telecommunications Services Sector
April 28, 2012
Prospectus

The following information replaces similar information for Telecommunications Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 4.

Matthew Drukker (portfolio manager) has managed the fund since January 2013.

The following information replaces similar information for Wireless Portfolio found in the "Fund Summary" Section under the heading " Portfolio Manager(s)" on page 7.

Kyle Weaver (portfolio manager) has managed the fund since July 2009.

The following information replaces the biographical information for Kristina Salen, Kyle Weaver, and Matthew Drukker found in the "Fund Management" section on page 17.

Kyle Weaver is portfolio manager of Wireless Portfolio, which he has managed since July 2009. He also manages other funds. Prior to joining Fidelity Investments in May 2008 as a research analyst, Mr. Weaver was a research analyst and portfolio manager for RiverSource Investments, LLC since 2002.

Matthew Drukker is portfolio manager of Telecommunications Portfolio, which he has managed since January 2013. He also manages other funds. Prior to joining Fidelity Investments in August 2008 as a research analyst, Mr. Drukker was an investment banker at Sander O'Neill in New York from 1999 to 2006.

SELTS-13-02  March 15, 2013
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